UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

ANNUAL REPORT
December 31, 2014

Oakseed Opportunity Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedules of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Dear Fellow Shareholders,

For the 12 months ended December 31, 2014, the Oakseed Opportunity Fund’s Investor Class returned 10.41% and the Institutional Class gained 10.69% while the S&P 500 Index (with dividends) increased 13.69%. The Fund again lagged the benchmark S&P 500’s total return during its second year of operation, following an approximate 7% deficit against the same index in 2013. The S&P 500 has now registered six consecutive years of positive gains, with all but one, 2011, being double digit percentage increases: +26.46%, +15.06%, +2.11%, +16.00%, +32.39%, and +13.69%, respectively, from 2009 through 20141. Such impressive results have made compelling opportunities increasingly difficult to find. As a result, and as discussed previously, the Fund has carried a relatively high amount of cash since January 2013, and has held a temporary short position against the Russell 2000 Index, both of which contributed to our relative underperformance for 2014, although the short position was profitable for the year. In addition, many of the Fund’s securities have been purposefully chosen for their higher quality, lower volatility, and conservative character. A large number of the Fund’s stocks pay dividends, participate in economically resilient industries, have generated stable and relatively certain cash flow, and have modestly leveraged balance sheets. As a general observation, we would expect such stocks, while potentially providing greater protection against capital loss, to typically underperform in a swiftly rising market.

However, we are encouraged by our recent performance during the last six months of 2014 with the Fund’s Investor Class shares appreciating 9.35% and the Institutional Class shares gaining 9.54% against the S&P 500’s return of 6.12%, due in large part to the Fund’s cautious positioning in a period of increased market volatility. In fact, the S&P 500 experienced only four down months in all of 2014, but three of those months occurred during the latter half of the year. The Fund outperformed in all four months when the S&P 500 posted losses, and in three instances was ahead of the Index by more than 1.3%, with July in particular finishing up approximately 1.6% while the benchmark fell 1.38%. We are pleased that our defensive positioning and emphasis on capital preservation manifested as we would have expected during the portfolio construction process amid turbulent times.

Posting a positive return for 2014 naturally implies not only downside protection, but also absolute gains from our portfolio. We reported in our 2014 Semi-Annual Report that for the first half of 2014 our biggest contributors were Teva Pharmaceuticals, DirecTV, and Halliburton andthat we had exited our profitable positions in both DirecTV and Halliburton. For all of 2014, Teva remained the largest contributor, followed by Apple, PetSmart, and Yahoo!.

[1]	All total return data for the S&P 500 index is obtained from Morningstar.

Teva continued to make progress converting its patient base from its multiple sclerosis drug, Copaxone, to a new, patented formulation requiring fewer doses per week, achieving a 60% conversion rate at year end. In addition, the FDA has delayed the approval of Copaxone generics, which have become increasingly less relevant given the high number of patients who have switched to Teva’s new, more convenient formulation. We continue to believe Teva’s stock is reasonably valued at 11 times earnings and it remains the Fund’s largest position as of December 31, 2014.

In Apple’s case, the market had low expectations for the company’s new product introductions at the beginning of 2014. As is often the case with short-term pessimism, unduly low expectations were then exceeded with the very successful launch of the new iPhone 6 and 6 Plus models in September. We continue to like Apple’s future potential, reasonable valuation, and its current dividend and share repurchase programs to return shareholder capital.

PetSmart was a new investment in 2014, and just a few months after our purchase, the company and a private equity firm announced their intention to take PetSmart private. At the time of our initial investment, we thought the company’s recent disappointing operating results were not structural issues tied to lost market share via internet retailers, but rather fixable problems that were being addressed by the company. We were pleased to see that BC Partners, a Europeanbased private equity firm, apparently agreed with that analysis and offered $8.2 billion or $83 per share in December to acquire the company with the expected closing in June 2015.

Astute readers may recall in the 2014 Semi-Annual Report the Fund’s biggest detractors at June 30, 2014 included Yahoo!, Oaktree Capital, Boardwalk Pipeline Partners, and Coach. We also disclosed that we had realized our losses in Boardwalk and Coach (offsetting other taxable gains taken for the year) by selling both positions entirely, and acknowledged errors in our initial analysis and judgment. We elected to maintain our position in Oaktree, which was approximately flat for the second half of 2014, but remained among the Fund’s biggest detractors for the full year, along with Boardwalk, Coach, and Leucadia National.

Leucadia is an investment holding company and the Fund first purchased Leucadia’s stock in January 2013. During the past two years the company has transitioned its management team from highly regarded founders Ian Cumming and Joe Steinberg to Richard Handler, the head of investment bank Jefferies Group. Their relationship began several years ago with Leucadia taking a large stake as a Jefferies shareholder along with board representation, and ultimately culminated in Leucadia buying all of Jefferies in March 2013. Handler succeeded Cumming and Steinberg, with Cumming retiring and Steinberg moving to non-executive Chairman after successfully stewarding Leucadia for three decades. Operating results outside of Jefferies disappointed in 2014, however, and along with a complex corporate structure and lack of attention from Wall Street analysts, Leucadia’s stock price fell 20% for the year. We sold the stock to harvest tax losses and elected to redeploy the funds into new investments that we considered more attractive given their lower valuations due to the market volatility in the last six months of the year.

Regarding Oaktree, we remain of the same opinion concerning its prospects and believe it has the potential to ultimately be a successful investment for the Fund given its strong management, enviable track record of performance, and attractive valuation.

Yahoo!’s performance for the full year conjures up Dickens’ quote from A Tale of Two Cities, “It was the best of times, it was the worst of times.” We mentioned above Yahoo! was the fourth largest profit contributor for all of 2014 despite poor performance during the first six months of the year. Following the successful initial public offering (IPO) of its minority investment holding Alibaba in September, Yahoo!’s stock price appreciated significantly, thereby securing a spot as a top contributor for all of 2014 (and after having been the top contributor in 2013). As we stated in the 2014 Semi-Annual Report, given the assumed value of Alibaba at the IPO, the core Yahoo! business was trading for zero value. Today, with Alibaba’s stock price up substantially from its IPO price, core Yahoo! is still trading cheaply despite its strong appreciation over the past six months. We expect future value to be created from minimizing taxes on the disposition of Yahoo!’s remaining stakes in Alibaba and Yahoo! Japan, as well as Yahoo!’s core business resuming growth from internal efforts and acquisitions.

With the lack of opportunities prior to the second half of 2014, one benefit from the market’s recent volatility was our ability to deploy capital in both existing and new ideas at valuations that offered attractive expected returns. Specifically, stocks in the energy sector, which we sold entirely earlier in the year, warranted a fresh look as commodity prices declined precipitously. As previously stated, the Fund divested Halliburton in the first half of 2014 as the stock appreciated from a combination of better than expected operating results and investors’ enthusiasm for energy stocks at the time. During the second half of 2014, Halliburton’s stock fell all the way back to our initial purchase price in early 2013 and then declined further still. We took advantage of the sell off and bought back Halliburton even though falling commodity prices clouded its near-term outlook. In our assessment, the potential return to shareholders is attractive given its low valuation relative to the company’s continued high returns on equity, and we particularly like the proposed acquisition of competitor Baker Hughes that should amplify Halliburton’s dominant competitive position within its industry.

Other areas of activity included a few European investments where equity valuations compared favorably versus the United States markets, especially for net exporters who will benefit from a strengthening U.S. dollar. We are patiently biding our time with these and other new investments as we have typically dollar cost averaged into initial positions during volatile periods.

Cash at December 31, 2014 stood at 7.5% of Fund assets, down from 16.9% at June 30, 2014. While the Fund has selectively deployed cash, a few caveats apply. At year end, approximately 3.5% of assets were invested in short positions against both the Russell 2000 and the S&P 500 indices, investments intended to reduce volatility and potentially earn profits should 2015 be a year of market losses rather than gains. In addition, having exhausted most of our tax losses, we elected to defer selling some investments until after 2014, such as PetSmart, knowing that these realized gains stand a better chance of being offset at some point in 2015 because of the unfortunate, but inevitable losses that materialize during the course of almost any calendar year.

As such, our net investment exposure remains lower than we prefer, a situation we currently feel is prudent, but temporary. We do not time markets, nor do we invest with a determined conviction regarding the direction of interest rates, foreign currency exchange rates, and nearterm asset prices. Rather, we do know with high certainty financial markets are likely to post some years with losses rather than gains, despite our not being able to say exactly when. When markets do become more attractive, either because asset prices decline sufficiently or earnings and cash flow growth yield more sensible valuations (or a combination of both), we in turn will become cautiously aggressive in our investment pursuit. In our careers, while bear markets have been painful to endure, they have historically allowed us to not only meaningfully increase our exposure to the higher quality, lower volatility securities mentioned before, but also to purchase riskier assets. Distressed markets often mark down higher risk securities disproportionally, therefore offering in our opinion opportunities with expected returns that more than fairly compensate for the risk assumed. Past examples include highly leveraged companies that despite having stable cash flow see sharp decreases in stock prices, or biotechnology companies trading at negative enterprise values where total cash net of debt exceeds total equity value, effectively representing a free option on any future value creation from drug approvals. We are convinced that long-term outperformance over a full market cycle requires not only the preservation of capital during market contractions but also the intelligent, willing assumption of risk when potential returns offer such compelling opportunities.

Closing

When 2014 began we viewed future prospects with cautious optimism. Going into 2015 we remain optimistic, but our caution has increased. At the same time, we are steadfastly prepared for the compelling investments that inevitably surface whenever markets disappoint. Financial markets are not uniformly linear in their progression, and thus the cyclical ups and downs along the way offer a ready opportunity to outperform, for those willing to take advantage of the moment. We are dedicated to do so, driven by our competitive will, our enjoyment of investing, but mostly from the support and confidence demonstrated by your capital investment, for which we are always grateful. As in past letters, we would like to share that we remain the two largest individual investors in the Fund and again increased our personal investments during the last six months. We look forward to managing our capital along with yours and discussing the Fund’s progress as the year unfolds.

Sincerely,

Greg Jackson	John Park

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, warrant risk and industry concentration risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund may invest a larger portion of its assets in one or more industries than many other mutual funds, and thus will be more susceptible to negative events affecting those industries. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000 Index. One cannot invest directly in an index.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The views were those of the Co-Portfolio Fund Managers as of December 31, 2014, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (12/31/12)
Oakseed Opportunity Fund – Institutional Class	10.69%	17.56%
Oakseed Opportunity Fund – Investor Class	10.41%	17.23%
S&P 500® Index	13.69%	22.68%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 446-4460.

Gross and net expense ratios for the Institutional Class shares were 1.55% and 1.19%, respectively, and for the Investor Class shares were 1.80% and 1.44% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses of the Fund is in effect until April 30, 2015. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2014

Number of Shares		Value

	COMMON STOCKS – 85.2%
	APPLICATIONS SOFTWARE – 2.0%
30,000	Intuit, Inc.	$2,765,700

	BUILDING-HEAVY CONSTRUCTIONS – 4.0%
49,000	SBA Communications Corp.*	5,427,240

	COMMERCIAL SERVICES – 2.1%
90,000	ARAMARK Holdings Corp.	2,803,500

	COMMERCIAL SERVICES-FINANCE – 1.3%
20,000	MasterCard, Inc. - Class A	1,723,200

	COMPUTERS – 3.2%
39,550	Apple, Inc.	4,365,529

	COSMETICS & TOILETRIES – 1.1%
40,000	Unilever N.V.[1]	1,561,600

	DIVERSIFIED FINANCIAL SERVICES – 3.9%
300,000	Bank of America Corp.	5,367,000

	E-COMMERCE/PRODUCTS – 5.5%
133,000	eBay, Inc.*	7,463,960

	FINANCE-CREDIT CARD – 1.1%
16,000	American Express Co.	1,488,640

	FOOD & BEVERAGE – 4.4%
23,000	Diageo PLC - ADR[1]	2,624,070
35,000	PepsiCo, Inc.	3,309,600
		5,933,670
	INVESTMENT COMPANIES – 3.4%
90,000	Oaktree Capital Group LLC	4,664,700

	LIFE/HEALTH INSURANCE – 2.5%
56,000	Aflac, Inc.	3,421,040

	MEDICAL-BIOMEDICAL/GENERICS – 3.9%
56,000	Gilead Sciences, Inc.*	5,278,560

	MEDICAL-DRUGS – 2.4%
34,000	AbbVie, Inc.	2,224,960
32,700	Anacor Pharmaceuticals, Inc.*	1,054,575
		3,279,535
	MEDICAL-GENERIC DRUGS – 8.4%
198,000	Teva Pharmaceutical Industries Ltd. - ADR[1]	11,386,980

	MULTI-LINE INSURANCE – 3.7%
91,000	American International Group, Inc.	5,096,910

	MULTIMEDIA – 4.3%
157,500	Twenty-First Century Fox, Inc. - Class B	5,810,175

	OIL COMP-EXPLORATION & PRODUCTION – 1.5%
75,000	Southwestern Energy Co.*	2,046,750

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	OIL COMP-INTEGRATED – 1.1%
45,000	Suncor Energy, Inc.[1]	$1,430,100

	OIL-FIELD SERVICES – 3.3%
115,000	Halliburton Co.	4,522,950

	PUBLISHING-PERIODICALS – 2.2%
67,500	Nielsen N.V.[1]	3,019,275

	RETAIL-APPAREL/SHOES – 0.6%
9,000	Ross Stores, Inc.	848,340

	RETAIL-DISCOUNT – 2.8%
27,000	Costco Wholesale Corp.	3,827,250

	RETAIL-PET FOOD & SUPPLIES – 3.3%
55,000	PetSmart, Inc.	4,471,225

	SCHOOLS – 2.4%
90,000	American Public Education, Inc.*	3,318,300

	SECURITY SERVICES – 2.7%
100,000	ADT Corp.	3,623,000

	SEMICON COMPONENTS-INTEGRATED CIRCUITS – 1.8%
32,500	QUALCOMM, Inc.	2,415,725

	TRANSPORT-SERVICES – 2.1%
64,000	Expeditors International of Washington, Inc.	2,855,040

	VETERINARY DIAGNOSTICS – 0.3%
57,000	Kindred Biosciences, Inc.*	424,650

	WEB PORTALS/ISP – 3.9%
500	Google, Inc. - Class A*	263,200
100,000	Yahoo!, Inc.*	5,051,000
		5,314,200
	TOTAL COMMON STOCKS (Cost $96,204,299)	115,954,744

	EXCHANGE-TRADED FUNDS – 3.2%
148,000	ProShares Short Russell 2000*	2,286,600
97,500	ProShares Short S&P500*	2,123,550

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,542,276)	4,410,150

	REAL ESTATE INVESTMENT TRUSTS – 3.8%
	REITS-WAREHOUSE/INDUSTRIES – 3.8%
635,000	Chambers Street Properties	5,118,100

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,959,227)	5,118,100

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 7.4%
$10,135,273	UMB Money Market Fiduciary, 0.01%[2]	$10,135,273
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,135,273)	10,135,273

	TOTAL INVESTMENTS – 99.6% (Cost $115,841,075)	135,618,267
	Other assets in excess of liabilities – 0.4%	571,909

	TOTAL NET ASSETS – 100.0%	$136,190,176

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Medical-Generic Drugs	8.4%
E-Commerce/Products	5.5%
Food & Beverage	4.4%
Multimedia	4.3%
Building-Heavy Constructions	4.0%
Diversified Financial Services	3.9%
Medical-Biomedical/Generics	3.9%
Web Portals/ISP	3.9%
Multi-line Insurance	3.7%
Investment Companies	3.4%
Oil-Field Services	3.3%
Retail-Pet Food & Supplies	3.3%
Computers	3.2%
Retail-Discount	2.8%
Security Services	2.7%
Life/Health Insurance	2.5%
Medical-Drugs	2.4%
Schools	2.4%
Publishing-Periodicals	2.2%
Commercial Services	2.1%
Transport-Services	2.1%
Applications Software	2.0%
Semicon Components-Integrated Circuits	1.8%
Oil Comp-Exploration & Production	1.5%
Commercial Services-Finance	1.3%
Cosmetics & Toiletries	1.1%
Finance-Credit Card	1.1%
Oil Comp-Integrated	1.1%
Retail-Apparel/Shoes	0.6%
Veterinary Diagnostics	0.3%
Total Common Stocks	85.2%
Exchange-Traded Funds	3.2%
Real Estate Investment Trusts
REITS-Warehouse/Industries	3.8%
Total Real Estate Investment Trusts	3.8%
Short-Term Investments	7.4%
Total Investments	99.6%
Other assets in excess of liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $115,841,075)	$135,618,267
Cash deposited with broker	168,682
Receivables:
Fund shares sold	598,140
Dividends and interest	49,703
Prepaid expenses	25,932
Total assets	136,460,724

Liabilities:
Payables:
Investment securities purchased	76,386
Fund shares redeemed	37,328
Advisory fees	91,993
Distribution fees - Investor Class (Note 6)	5,204
Auditing fees	17,509
Fund accounting fees	11,066
Administration fees	9,941
Transfer agent fees and expenses	4,837
Custody fees	4,014
Legal fees	1,838
Chief Compliance Officer fees	1,322
Trustees' fees and expenses	27
Accrued other expenses	9,083
Total liabilities	270,548

Net Assets	$136,190,176

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$116,612,697
Accumulated net realized loss on investments and written options contracts	(199,713)
Net unrealized appreciation on:
Investments	19,777,192
Net Assets	$136,190,176

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$24,370,868
Shares of benficial interest issued and outstanding	1,855,981
Redemption price	$13.13

Institutional Class Shares:
Net assets applicable to shares outstanding	$111,819,308
Shares of benficial interest issued and outstanding	8,483,289
Redemption price	$13.18

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $44,707)	$1,945,574
Interest	1,916
Total investment income	1,947,490

Expenses:
Advisory fees	1,213,953
Administration fees	142,256
Fund accounting fees	76,285
Distribution fees - Investor Class (Note 6)	71,488
Transfer agent fees and expenses	46,306
Registration fees	36,447
Legal fees	24,158
Custody fees	23,677
Auditing fees	20,258
Shareholder reporting fees	19,980
Miscellaneous	15,499
Chief Compliance Officer fees	13,145
Trustees' fees and expenses	4,800
Excise tax	2,038
Insurance fees	1,201
Total expenses	1,711,491
Advisory fees waived	(169,602)
Net expenses	1,541,889
Net investment income	405,601

Realized and Unrealized Gain on Investments and Written Options Contracts:
Net realized gain on:
Investments	4,075,464
Written options contracts	206,209
Net realized gain	4,281,673
Net change in unrealized appreciation/depreciation on:
Investments	8,652,993
Written options contracts	(112,547)
Net change in unrealized appreciation/depreciation	8,540,446
Net realized and unrealized gain on investments
and written options contracts	12,822,119

Net Increase in Net Assets from Operations	$13,227,720

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$405,601	$425,856
Net realized gain on investments and written options contracts	4,281,673	668,343
Net change in unrealized appreciation/depreciation on investments
and written options contracts	8,540,446	11,236,746
Net increase in net assets resulting from operations	13,227,720	12,330,945

Distributions to Shareholders:
From net investment income:
Investor Class	-	(45,528)
Institutional Class	(57,786)	(290,669)
From net realized gain
Investor Class	(957,387)	(69,377)
Institutional Class	(4,329,844)	(268,156)
Total distributions to shareholders	(5,345,017)	(673,730)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	9,941,464	37,980,530
Institutional Class	35,747,813	65,049,354
Reinvestment of distributions:
Investor Class	921,814	104,971
Institutional Class	4,207,438	544,380
Cost of shares redeemed:
Investor Class	(22,794,954)	(5,749,666)
Institutional Class	(11,100,168)	(1,202,718)
Net increase in net assets from capital transactions	16,923,407	96,726,851

Total increase in net assets	24,806,110	108,384,066

Net Assets:
Beginning of period	111,384,066	3,000,000
End of period	$136,190,176	$111,384,066

Accumulated net investment income	$-	$27,329

Capital Share Transactions:
Shares sold:
Investor Class	790,532	3,297,407
Institutional Class	2,858,033	5,936,514
Shares reinvested:
Investor Class	70,367	8,647
Institutional Class	319,957	44,768
Shares redeemed:
Investor Class	(1,826,938)	(486,034)
Institutional Class	(868,842)	(105,141)
Net increase in capital share transactions	1,343,109	8,696,161

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$12.37	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.02	0.07	-
Net realized and unrealized gain	1.27	2.38	-
Total from investment operations	1.29	2.45	-

Less Distributions:
From net investment income	-	(0.03)	-
From net realized gain	(0.53)	(0.05)	-
Total distributions	(0.53)	(0.08)

Net asset value, end of period	$13.13	$12.37	$10.00

Total return[2]	10.41%	24.47%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,371	$34,902	$20

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.53%	1.77%	-
After fees waived and expenses absorbed	1.40%	1.41%	-
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.01)%	0.19%
After fees waived and expenses absorbed	0.12%	0.55%	-

Portfolio turnover rate	123%	71%	-

*	The Fund commenced operations on December 31, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$12.39	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.05	0.09	-
Net realized and unrealized gain	1.28	2.40	-
Total from investment operations	1.33	2.49	-

Less Distributions:
From net investment income	(0.01)	(0.05)	-
From net realized gain	(0.53)	(0.05)	-
Total distributions	(0.54)	(0.10)	-

Net asset value, end of period	$13.18	$12.39	$10.00

Total return[2]	10.69%	24.86%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111,819	$76,482	$2,980

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.28%	1.52%	-
After fees waived and expenses absorbed	1.15%	1.16%	-
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.24%	0.44%	-
After fees waived and expenses absorbed	0.37%	0.80%	-

Portfolio turnover rate	123%	71%	-

*	The Fund commenced operations on December 31, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Transactions in option contracts written for the year ended December 31, 2014 were as follows:

	Number of Contracts	Premium Amount
Outstanding at January 1, 2014	1,088	$179,148
Options written	1,750	344,210
Options terminated in closing purchasing transactions	(1,225)	(239,515)
Options expired	(829)	(139,583)
Options exercised	(784)	(144,260)
Outstanding at December 31, 2014	-	$-

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion.  Effective December 31, 2012, the Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% and 1.15% of the Fund’s average daily net assets for Investor Class Shares and Institutional Class Shares, respectively until April 30, 2015.

For the year ended December 31, 2014, the Advisor waived $169,602 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2014, the amount of these potentially recoverable expenses was $371,027.  The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2016	201,425
2017	169,602

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2014, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$116,446,289
Gross unrealized appreciation	$20,933,266
Gross unrealized depreciation	(1,761,288)
Net unrealized appreciation on investments	$19,171,978

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
($101)	($375,144)	$375,245

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$79,264
Undistributed long-term capital gains	326,237
Tax accumulated earnings	405,501
Accumulated capital and other losses	-
Net unrealized appreciation on investments	19,171,978
Total accumulated earnings	$19,577,479

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

Distribution paid from:	2014	2013
Ordinary income	$528,309	$673,730
Long-term capital gains	4,816,708	-
Total distributions paid	$5,345,017	$673,730

Note 5 – Investment Transactions
For the year ended December 31, 2014, purchases and sales of investments, excluding short-term investments, were $147,066,760 and $133,728,086, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$115,954,744	$-	$-	$115,954,744
Exchange-Traded Funds	4,410,150	-	-	4,410,150
Real Estate Investment Trusts	5,118,100	-	-	5,118,100
Short-Term Investments	10,135,273	-	-	10,135,273
Total Assets	$135,618,267	$-	$-	$135,618,267

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 liabilities for the Fund, which significant unobservable inputs were used to determine fair value:

Investments, at Value
Balance as of December 31, 2013	$4,000
Purchases	-
Sales	-
Realized loss	(4,000)
Transfers in and/or out of Level 3	-
Balance as of December 31, 2014	$-

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended December 31, 2014.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$206,209	$206,209
Total	$-	$206,209	$206,209

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(112,547)	$(112,547)
Total	$-	$(112,547)	$(112,547)

The quarterly average volumes of derivative instruments as of December 31, 2014 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(218)

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of Oakseed Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Oakseed Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the one day period ended December 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oakseed Opportunity Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the one day period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended December 31, 2014, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended December 31, 2014, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Long-term Capital Gain
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $4,816,708 for the year ended December 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 446-4460. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	76	None.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	76	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Jackson Park Capital, LLC (the “Investment Advisor”) with respect to the Oakseed Opportunity Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its All-Cap Core fund universe (the “Performance Universe”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Large Blend fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board observed that the materials they reviewed indicated that the total return of the Fund for the one-year period was below the median return of the Performance Universe by 10.72%, the median return of the Performance Peer Group by 10.65%, and the return of the S&P 500 Index by 10.23%.  The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance was attributable primarily to the Fund’s relatively high cash balance during 2014, and to significant declines in two of the Fund’s largest positions during the first half of 2014 (which the Fund continued to hold as the Investment Advisor believed the declines to be temporary) and two other positions (since sold by the Fund). The Trustees noted that portfolios previously managed by the Fund’s portfolio managers had significantly outperformed their benchmarks during declining markets, which had been limited since the inception of the Fund.  They also noted that before fully investing the Fund’s cash, its portfolio managers intended to wait to identify additional attractively priced securities issued by companies they strongly believed had good future prospects. The Trustees also considered that the Fund had been operating for a relatively short period, and that performance over a longer term would be more meaningful.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the Expense Peer Group and Expense Universe medians by 20 basis points and 26 basis points, respectively.  The Board noted, however, that during the year ended June 30, 2014, the Investment Advisor had waived a portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee.  The Trustees also considered that the Investment Advisor does not manage assets for any other clients, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the Expense Peer Group median by 16 basis points and higher than the Expense Universe median by 35 basis points.  The Trustees noted, however, that the Fund’s average net assets as of June 30, 2014, were significantly less than the average asset size of funds in the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had waived a portion of its fees, and determined that the profit level was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that the Fund’s advisory fee schedule included a fee breakpoint at the $1 billion asset level, which was designed to pass any benefits of economies of scale to the Fund’s shareholders.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/14	12/31/14	7/1/14 – 12/31/14
Investor Class	Actual Performance	$1,000.00	$1,093.50	$7.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12
Institutional Class	Actual Performance	1,000.00	1,095.40	6.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

Oakseed Opportunity Fund
a series of Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 446-4460.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (888) 446-4460

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-446-4460.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/9/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/9/15